UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2013

MOMENTIVE SPECIALTY CHEMICALS INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71 Commission File Number	13-0511250 (I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio (Address of Principal Executive Offices)	43215-3799 (Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Overview

Momentive Specialty Chemicals Inc. (the “Registrant”) previously announced on its Current Report on Form 8-K, filed on January 15, 2013, that Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC, each a wholly-owned subsidiary of the Company (collectively, the “Issuers”), issued an additional $200,000,000 aggregate principal amount of 8.875% Senior Secured Notes due 2018 (the “Notes”), which were issued to lenders (the “Holdings Lenders”) in exchange for loans, which were retired in full, of Momentive Specialty Chemicals Holdings LLC (“Holdings”), the parent of the Registrant.

1.	Second Supplemental Indenture and Secured Notes due 2018

On January 14, 2013, the Registrant entered into a supplemental indenture among the Issuers, the Registrant, the other subsidiaries of the Registrant party thereto (the “Note Guarantors”) and Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB, as Trustee (the “Trustee”), governing the Notes (the “Supplemental Indenture”), to an indenture, dated as of January 29, 2010, among Hexion Finance Escrow LLC and Hexion Escrow Corporation, wholly-owned subsidiaries of the Registrant and the Trustee (as supplemented, the “Indenture”). The Notes were offered as additional notes under the Indenture with substantially the same terms as all other outstanding notes under the Indenture with interest accruing from August 1, 2012. The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The terms of the Indenture and the Notes are more fully described in the Current Report on Form 8-K that the Registrant filed on February 4, 2010.

2.	Registration Rights Agreement

On January 14, 2013, in connection with the $200,000,000 aggregate principal amount of the Notes issued to the Holdings Lenders, the Issuers, the Registrant and the Note Guarantors entered into a registration rights agreement with the Holdings Lenders, relating to, among other things, exchange offers for the Notes and the related guarantees (as described above or incorporated herein) (the “Registration Rights Agreement”).

Subject to the terms of the Registration Rights Agreement, in connection with sales of the Notes by the Holdings Lenders for which the Issuers provide certain assistance, the Issuers, the Registrant and the Note Guarantors will use their commercially reasonable efforts to register with the Securities and Exchange Commission notes having substantially identical terms as the Notes as part of offers to exchange freely tradable exchange notes for Notes within 365 days after any such sale date of the Notes (an “Effectiveness Target Date”). The Issuers, the Registrant and the Note Guarantors shall not be required to take the above-described steps more than once through January 14, 2014 if any such offer is consummated at a point in time such that all holders of notes sold by the Holdings Lenders or their affiliates prior to November 30, 2013 are able to participate in such a proposed offer, subject to certain exceptions. The Issuer, the Registrant and the Note Guarantors will use their commercially reasonable efforts to cause such exchange offer to be completed after each Effectiveness Target Date.

If the Issuers fail to meet these targets (a “Registration Default”), the annual interest rate on the Notes will increase by 0.25% for the first 90-day period immediately following such Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 8.875%. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

3.	Senior Secured Credit Facility Amendment

On January 14, 2013, the Registrant amended its senior secured credit facility (the “Senior Secured Credit Agreement”). The amendment (the “Credit Agreement Amendment”) is more fully described in the Current Report on Form 8-K that the Registrant filed on January 14, 2013.

4.	Fifth Joinder and Supplement to the Second Lien Intercreditor Agreement

On January 14, 2013, the Trustee entered into the fifth joinder and supplement to the intercreditor agreement (the “Joinder to the Second Lien Intercreditor Agreement”), dated as of November 3, 2006, among JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust Company, as trustee and collateral agent for the existing floating rate second-priority senior secured notes due 2014 and the 9.00% second-priority senior secured notes due 2020 (collectively, the “Existing Second Lien Notes”), Wilmington Trust FSB (now known as Wilmington Trust, National Association), as trustee and as collateral agent for the 8.875% senior secured notes due 2018 (the “Existing 1.5 Lien Notes”), Holdings, the Registrant, and each subsidiary of the Registrant from time to time party thereto (as supplemented as of January 29, 2010, June 4, 2010, November 5, 2010 and March 14, 2012, the “Second Lien Intercreditor Agreement”).

Under the Joinder to the Second Lien Intercreditor Agreement, the Trustee acknowledged and agreed to act as senior agent under the Second Lien Intercreditor Agreement on behalf of the holders of the Notes. The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Registrant’s and certain subsidiaries’ assets securing (i) the Notes and the Existing 1.5 Lien Notes, (ii) the 6.625% first-priority senior secured notes due 2020 issued pursuant to the indenture, dated as of March 14, 2012, among Hexion U.S. Finance Corp., the Registrant and the subsidiary guarantors of the Registrant named therein and Wilmington Trust, National Association, (iii) the Existing Second Lien Notes issued pursuant to (a) the indenture, dated as of November 3, 2006, among the Issuers, the Registrant, Holdings and the subsidiary guarantors of the Registrant named therein and Wilmington Trust Company, as trustee, and (b) the indenture, dated as of November 5, 2010, among the Issuers, the Registrant, Holdings and the subsidiary guarantors of the Registrant named therein and (iv) the borrowings under the Senior Secured Credit Agreement and certain other matters relating to the administration of security interests.

The foregoing summary is qualified in its entirety by reference to the Second Supplemental Indenture, the Registration Rights Agreement, the Credit Agreement Amendment and the Joinder to the Second Lien Intercreditor Agreement, attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of January 14, 2013, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	Registration Rights Agreement, dated as of January 14, 2013, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Credit Suisse Securities (USA) LLC.

10.1

Amendment, dated as of January 14, 2013, by and among Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc., Momentive Specialty Chemicals Canada Inc., Momentive Specialty Chemicals B.V., Momentive Specialty Chemicals UK Limited, Borden Chemical UK Limited, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, and the other parties named therein.

10.2

Fifth Joinder and Supplement to Intercreditor Agreement, dated as of January 14, 2013, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust, National Association, as a senior-priority agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as a senior-priority agent, Wilmington Trust Company, as trustee and collateral agent and as second-priority agent, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS INC.

Date: January 18, 2013	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of January 14, 2013, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	Registration Rights Agreement, dated as of January 14, 2013, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Credit Suisse Securities (USA) LLC.

10.1

Amendment, dated as of January 14, 2013, by and among Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc., Momentive Specialty Chemicals Canada Inc., Momentive Specialty Chemicals B.V., Momentive Specialty Chemicals UK Limited, Borden Chemical UK Limited, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, and the other parties named therein.

10.2

Fifth Joinder and Supplement to Intercreditor Agreement, dated as of January 14, 2013, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust, National Association, as a senior-priority agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as a senior-priority agent, Wilmington Trust Company, as trustee and collateral agent and as second-priority agent, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.